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                                                                   EXHIBIT 10.13

                       Executive Officers who are Parties
                     to an Incentive Stock Option Agreement

                                                                    Number of Shares of Mariner
                                                                      Energy LLC, Common Stock
            Executive Officer                                    Subject to Stock Option Agreement
            -----------------                                    ---------------------------------

                  Robert E. Henderson                                           60,000
                  Richard R. Clark                                              60,000
                  Michael W. Strickler                                          60,000
                  L. V. McGuire                                                 34,282
                  Frank A. Pici                                                 60,000
                  Thomas A. Young                                               30,840
                  Gregory K. Harless                                            30,840
                  W. Hunt Hodge                                                 60,000
                                                                                ------

            Totals                                                             395,962
                                                                               =======